                                                                       EXHIBIT A

                         UNITED STATES BANKRUPTCY COURT
                        THE EASTERN DISTRICT OF VIRGINIA
                              (Alexandria Division)


In re:

IMARK TECHNOLOGIES, INC.,                                 Case No. 98-17963-SSM
                                                          (Chapter 11)
                  Debtor.

---------------------------------------------------










                     DEBTOR'S AMENDED PLAN OF REORGANIZATION





                                Stephen E. Leach, Esquire (VA Bar # 20601)
                                Jonathan W. Lipshie, Esquire (VA Bar No. #31826) TUCKER, FLYER & LEWIS,
                                     a professional corporation
                                Attorneys for the Debtors in Possession
                                1615 L Street, N.W., Suite 400
                                Washington, D.C.  20036
                                (202) 429-7112

                                Attorneys for Imark Technologies, Inc.


Dated:   January 14, 1999

                                TABLE OF CONTENTS


                                                                         PAGE

ARTICLE I..................................................................1
      INTRODUCTION.........................................................1
ARTICLE II.................................................................1
      RULES OF CONSTRUCTION AND DEFINITIONS................................1
           2.1   Rules of Construction.....................................1
           2.2   Definitions...............................................1
ARTICLE III................................................................4
      GENERAL TERMS AND CONDITIONS.........................................4
           3.1   Time for Filing Claims....................................4
           3.2   Modification to Plan......................................4
           3.3   Confirmation Under Bankruptcy Code Section 1129(b)........5
ARTICLE IV.................................................................5
      ADMINISTRATIVE CLAIMS AND PRIORITY TAX CLAIMS........................5
           4.1   Administrative Claims.....................................5
           4.2   Priority Tax Claims.......................................5
ARTICLE V..................................................................5
      CLASSIFICATION OF CLAIMS AND INTERESTS...............................5
                 Class 1...................................................6
                 Class 2...................................................6
                 Class 3...................................................6
                 Class 4...................................................6
                 Class 5...................................................6
                 Class 6...................................................6
ARTICLE VI.................................................................6
      TREATMENT CLASSIFIED CLAIMS AND INTERESTS............................6
           6.1   Class 1...................................................6
           6.2   Class 2...................................................7
           6.3   Class 3...................................................7
           6.4   Class 4...................................................7
           6.5   Class 5...................................................7
           6.6   Class 6...................................................7
ARTICLE VII................................................................8
      EXECUTION OF THE PLAN................................................8
           7.8   Distributions of Cash.....................................9
           7.9   Delivery of Distributions and Undeliverable
                 Distributions.............................................9
           7.10  Setoffs...................................................9
           7.11  Claims Against Employees..................................9
           7.12  Transactions on Business Days.............................9
           7.13  Minimum Distributions....................................10
ARTICLE VIII..............................................................10
      RETENTION, ENFORCEMENT AND ADJUSTMENT OF CLAIMS.....................10
           8.1   Retention of Rights......................................10
           8.2   Administrative Claims....................................10
ARTICLE IX................................................................10
      PROCEDURES FOR RESOLVING AND TREATING DISPUTED CLAIMS...............10
           9.1   No Distribution Pending Allowance........................10
           9.2   Resolution of Disputed Claims............................10
           9.3   Estimation...............................................11
ARTICLE X.................................................................11
      RETENTION OF JURISDICTION...........................................11
ARTICLE XI................................................................12
      EXECUTORY CONTRACTS.................................................12
ARTICLE XII...............................................................12
      DISCHARGE AND RELEASE...............................................12

                                    ARTICLE I
                                  INTRODUCTION
                                  ------------

         The Debtor, Imark Technologies, Inc. ("Imark" or "Debtor"), submits to this Court and the creditors and interest-holders of the Debtor's estate the following Plan of Reorganization (hereinafter the "Plan") pursuant to section 1121(a) of the Bankruptcy Code (as hereinafter defined).

         The Bankruptcy Court has scheduled a confirmation hearing on this Plan for February 23, 1999 at 2:00 p.m.

                                   ARTICLE II
                      RULES OF CONSTRUCTION AND DEFINITIONS
                      -------------------------------------

    2.1  Rules of Construction

         2.1.1 In the Plan, unless otherwise provided, the capitalized terms shall have the meaning set forth in Section 2.02 of this Article.

         2.1.2 Any  capitalized  term used in the Plan  that is not  defined  in
Section 2.2 of this Article shall have the meaning ascribed to such term in the Bankruptcy Code.

         2.1.3 The rules of construction used in Bankruptcy Code section 102 will apply to the construction of this Plan.

         2.1.4 For purposes of this Plan, the meanings below and in the Bankruptcy Code shall apply equally to the singular, plural and possessive forms, and masculine, feminine and neuter genders of the defined terms.

         2.1.5 All of the foregoing definitions are intended to be, and hereby are, part of the substantive provisions of this Plan and have the same force and effect as any other provision of this Plan.

    2.2  Definitions

         For purposes of this Plan, the following terms shall have the meanings set forth below unless the context clearly requires otherwise:

         2.2.1  Administrative  Claimants:  Any  persons  having  Administrative
Claims.

         2.2.2 Allowed Administrative Claims: The Allowed Amount of all administrative expenses, as defined under Bankruptcy Code section 507(a)(1), of the Debtor's Chapter 11 case, allowed pursuant to Bankruptcy Code section 503(b).

         2.2.3 Allowed Amount (Allowed Claim): The amount of any Claim against the Debtor recognized by the Debtor as valid or allowed by Final Order of the Bankruptcy Court.

         2.2.4 Allowed Priority Claims: The Allowed Amount of all claims entitled to priority pursuant to Bankruptcy Code section 507(a).

         2.2.5 Allowed Unsecured Claims: The Allowed Amount of the claims of all Unsecured Creditors.

         2.2.6 Bankruptcy Code (or Code): The Bankruptcy Reform Act of 1978, as thereafter amended and as codified in 11 U.S.C. section 101, et seq.

         2.2.7 Bankruptcy Court: The United States Bankruptcy Court for the Eastern District of Virginia (Alexandria Division) in which the Debtor's Chapter 11 Case is pending or any court having competent jurisdiction over the Debtor's Chapter 11 Case.

         2.2.8 Bar Date: The deadline for filing proofs of claim pursuant to Bankruptcy Code section 341, Federal Rule of Bankruptcy Procedure 3003(c)(3) and Local Bankruptcy Rule 3003-1 is February 16, 1999, pursuant to the Order of the Bankruptcy Court entered on January 13, 1999.

         2.2.9 Business Day: Any day other than a Saturday, a Sunday, any other day on which banking institutions in Alexandria, Virginia are required or authorized to close by law or executive order.

         2.2.10 Cash: Cash and cash equivalents.

         2.2.11 Chapter 11 Case: The case under chapter 11 of the Bankruptcy Code in which Imark Technologies, Inc. is the Debtor, Case No. 98-17963-SMM.

         2.2.12 Claim means any right to payment from Debtor, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown; or any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtor, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, known or unknown.

         2.2.13 Class: A category of holders of claims or interests which are substantially similar to the other claims or interests in such class.

         2.2.14 Confirmation: The entry by the Bankruptcy Court of an order confirming this Plan.

         2.2.15 Confirmation Date: The date of Confirmation by the Bankruptcy Court.

         2.2.16 Counsel for the Debtor: Tucker, Flyer & Lewis, P.C., 1615 L Street, N.W., Suite 400, Washington, D.C. 20036, Attn: Stephen E. Leach, Esquire.

         2.2.17 Debtor: The Debtor in the above-captioned Chapter 11 case, Imark Technologies, Inc. ("Imark" or "Debtor").

         2.2.18 Disclosure Statement: The disclosure statement filed by the Debtor in connection with this Plan.

         2.2.19 Disputed: means, with respect to a Claim, (a) any such Claim proof of which was timely and properly filed and (i) which has been or hereafter is listed on the Schedules as unliquidated, disputed, or contingent, and which has not been resolved by written agreement of the parties or an order of the Bankruptcy Court, or (ii) as to which Debtor or any other party in interest has interposed a timely objection or request for estimation in accordance with the Bankruptcy Code and the Bankruptcy Rules, which objection or request for estimation has not been withdrawn or determined by a Final Order, and to any Claim as to which a proof of Claim was required to be filed by order of the Bankruptcy Court but as to which a proof of Claim was filed untimely or improperly. Prior to the time that an objection has been filed and the expiration of the time within which to object to such Claim set forth herein or otherwise established by order of the Bankruptcy Court, for purposes of this Plan, (A) a Claim shall be considered a Disputed Claim if the amount of the Claim specified in the proof of Claim exceeds the amount of the Claim scheduled by Debtor as other than disputed, contingent or unliquidated, or (B) in the event that a Claim is not listed on the Schedules, then the entire amount of such Claim shall be considered a Disputed Claim.

         2.2.20 Effective Date of the Plan: The date of Final Confirmation.

         2.2.21  Executory   Contracts:   All  unexpired  leases  and  executory
contracts as described in Bankruptcy Code section 365.

         2.2.22 Final Confirmation: The date the order confirming this Plan becomes a Final Order which is no longer subject to appeal to or review by certiorari by any court.

         2.2.23 Final Order: An order of the Bankruptcy Court which has not been reversed, stayed, modified, or amended and the time from which to appeal or seek review or rehearing of such Order shall have expired and which shall have become final in accordance with the Federal Rules of Bankruptcy Procedure.

         2.2.24 Financing Agreement: The agreement between the Debtor and International Advance, Inc. executed on November 28, 1998 and approved by the Financing Order.

         2.2.25 Financing Order: The Order Approving Agreement for Debtor-In-Possession Financing and Funding for Plan of Reorganization Pursuant to 11 U.S.C. ss.ss. 363(c), 364(c)(1), 364(c)(2), 364(c)(3), and 364(d)(1) and
Federal Rule of Bankruptcy Procedure 4001 Authorizing the Debtor to Use Cash Collateral and to Obtain Debtor-In-Possession Post-Petition Financing and Incur Post-Petition Indebtedness with Superpriority Over Certain Administrative Claims Nunc Pro Tunc to the Petition Date and Granting Other Relief entered by the Bankruptcy Court on December 4, 1998.

         2.2.26 Person: Any natural person, corporation, limited or general partnership.

         2.2.27 Petition Date: October 29, 1998, the date on which the Debtor filed its voluntary petition thereby initiating this Chapter 11 Case.

         2.2.28 Plan: This Plan of Reorganization as may be amended or modified as set forth herein in its entirety, and all addenda, exhibits, schedules, releases, and other attachments thereto as may be amended or supplemented from time to time.

         2.2.29 Professional Persons: A person retained or to be compensated pursuant to Bankruptcy Code sections 327, 328, 330, 503(b) or 1103.

         2.2.30 Property of the Debtor: All assets, of whatever kind, of the Debtor and all legal and equitable interests of the Debtor in property.

         2.2.31 Pro-Rata: The same proportion that a claim or interest in a particular class bears to the aggregate amount of all claims or the aggregate number of interests in such class.

         2.2.32 Rules: The Federal Rules of Bankruptcy Procedure, as amended and supplemented by the Local Bankruptcy Rules adopted by the Bankruptcy Court.

         2.2.33 Schedules: The Schedules of Assets and Liabilities and Statement of Financial Affairs filed by the Debtor in this case, as supplemented and amended.

         2.2.34 Secured Creditor: All Persons having allowed claims against the Debtor for which there is Property of the Debtor serving as security.

         2.2.35 Unsecured Creditors: All Persons having allowed claims against the Debtor for which there is no Property of the Debtor serving as security.

                                   ARTICLE III
                          GENERAL TERMS AND CONDITIONS
                          ----------------------------

         The following general terms and conditions apply to this Plan:

         3.1 Time for Filing Claims: All claimants (except those creditors whose claims were scheduled as neither disputed, unliquidated, nor contingent) will be required to file Proofs of Claim by the Bar Date. Claims made pursuant to Bankruptcy Code section 507(a), other than the super-priority Administrative Claims or Administrative Claims of International Advance or those made pursuant to Bankruptcy Code section 330 or in accordance with Bankruptcy Code section 1111(a), must have been filed on or before February 16, 1999.

         3.2 Modification to Plan: This Plan may be modified, amended or corrected upon application of the Debtor at any time prior to Confirmation without notice and hearing and without additional disclosure pursuant Bankruptcy Code section 1125; provided, however, that the Bankruptcy Court finds that such modification or correction does not materially and adversely affect any creditor or the claim of any creditor.

         The Debtor may amend or modify the Plan after Confirmation as provided under Bankruptcy Code section 1127.

         3.3 Confirmation Under Bankruptcy Code Section 1129(b):

         If an impaired class of claims or interests that is receiving or retaining property under the Plan on account of such claim or interest does not vote to accept the Plan, the Debtor will seek Confirmation of the Plan pursuant to the provisions of Bankruptcy Code section 1129(b) which set forth the requirements for confirmation of a plan notwithstanding that an impaired class(es) has(have) not voted to accept a plan.

                                   ARTICLE IV
                  ADMINISTRATIVE CLAIMS AND PRIORITY TAX CLAIMS
                  ---------------------------------------------

         4.1 Administrative Claims: Except for Administrative Claims of International Advance, Allowed Administrative Claims shall be paid in full on the Effective Date up to a maximum aggregate amount of $50,000.00. Administrative Claims of Professional Persons must be approved by the Bankruptcy Court and will be paid on approval by the Bankruptcy Court.

         The Allowed super-priority Administrative Expense Claims and Allowed Administrative Expense Claims of International Advance shall not be paid on the Effective Date. International Advance's Allowed super-priority Administrative Expense Claims and Allowed Administrative Expense Claims shall not be discharged by this Plan or otherwise, and shall survive Confirmation of the Plan. International Advance shall retain all of its liens and security interests securing repayment of its Allowed super-priority Administrative Expense Claims and Allowed Administrative Expense Claims as provided in Class 1.

         4.2 Priority Tax Claims: Pursuant to Bankruptcy Code section 1129(a)(9)(C), each holder of an Allowed Priority Tax Claim under Bankruptcy Code section 507(a)(8) shall receive on account of the Allowed Amount of such claim deferred cash payments over a period of six years after the date of assessment of such claim with interest at a rate of six percent per annum.

                                    ARTICLE V
                     CLASSIFICATION OF CLAIMS AND INTERESTS
                     --------------------------------------

         5.1 A claim is in a particular class only to the extent that the claim qualifies within the description of that class and only to the extent that it is an Allowed Claim. The remaining portion of the claim will be in a different class to the extent that it qualifies within the description of that class and only to the extent that it is an Allowed Claim. All claims and interests shall be bound by the provisions of this Plan.

         5.2 For purposes of repayment of the Debtor's indebtedness under this Plan, the remaining claims and interests of the creditors and interest-holders of the Debtor are divided into the following classes:

           Class 1: The Allowed Secured Claim of International Advance, Inc.

           Class 2: The Allowed Secured Claims of entities other than
                    International Advance.

           Class 3: The Allowed Priority Wage Claims of employees of the Debtor.

           Class 4: The Allowed Unsecured Claims.

           Class 5: The Equity Interests of Common Stockholders of Imark.

           Class 6: Interests of holders of Stock Options or Warrants.

         5.3 Classes 1, 2, 4, 5 and 6 are impaired, as that term is defined in Bankruptcy Code section 1124, under this Plan. Class 3 is not impaired under this Plan.

                                   ARTICLE VI
                    TREATMENT CLASSIFIED CLAIMS AND INTERESTS
                    -----------------------------------------

         6.1 Class 1: The Allowed Secured Claim of International Advance, Inc.

         This Class will retain its Allowed Secured Claim for all postpetition advances to the Debtor and any and all amounts owed by the Debtor to
International Advance under the Financing Agreement, including without limitation, amounts advanced to fund the Plan ("Postpetition Obligations"). This class shall retain all of its liens and security interests securing repayment of all Postpetition Obligations of the Debtor under the Financing Agreement and the Financing Order, including without limitation, its liens on avoidance powers and any amounts recovered thereunder and/or any avoided liens preserved for the benefit of the estate. Such liens and security interests shall be continuing perfected first priority liens and security interests on all of the Debtor's assets and after acquired assets as provided in the Financing Agreement and Financing Order.

         For prepetition amounts owed to International Advance, International Advance shall have an Allowed Claim in the total amount of $598,793.01. International Advance's pre-petition Allowed Claim shall be an Allowed Secured Claim to the extent of the value of its collateral and an Allowed Unsecured Claim for any deficiency (collectively, "Allowed Prepetition Claim"). On the Effective Date, International Advance shall receive (i) the net proceeds from the sale of Imark's lease of its premises at 580 Herndon Parkway, Herndon, Virginia 20170 ("Lease"), (ii) the Debtor's security deposit posted in connection with the aforesaid Lease, and; (iii) ninety percent (90%) of the common stock of Imark to be outstanding after Confirmation in full satisfaction of its Allowed Prepetition Claim.

         This class is impaired.

         6.2 Class 2: Class 2 consists of the Allowed Secured Claims of any entity other than International Advance. On the Effective Date, each holder of an Allowed Secured Claim in this class shall receive on account of the Allowed Amount of its Secured Claim either: (a) the return of the collateral securing its claims; or (b) such other treatment as agreed to by the Debtor and the holder of such Allowed Secured Claim. Any unsecured portion of any allowed claim in this class shall be treated as provided in Class 4.

                  This class is impaired.

         6.3 Class 3: The Allowed Priority Claims of employees of the Debtor.

         Employees of the Debtor holding Allowed Priority Claims for wages and benefits shall be paid cash on the Effective Date of the Plan equal to the allowed amount of such claims subject to the $4,300 maximum payment per employee for wages, salaries, commissions, including vacation, severance, sick leave pay (earned by an individual), earned within ninety (90) days before the Petition Date pursuant to Bankruptcy Code ss. 507(a)(3). The balance of any claims in this class are Unsecured Claims. Any portion of employee claims for wages and benefits that exceeds the statutory priority amount under Bankruptcy Code ss. 507(a)(3) shall be treated as provided in Class 4.

         This class is not impaired.

         6.4 Class 4: The Allowed Unsecured Claims.

         On the later of the Effective Date or determination of the allowance or disallowance of all Disputed Claims by Final Order or by agreement of the parties, each holder of an Allowed Unsecured Claim shall receive on account of the Allowed Amount of its Unsecured Claim, a Pro Rata distribution of: (i) five percent (5%) of the common stock of Imark to be outstanding after Confirmation, and; (ii) a cash fund equal to the lesser of, $30,000.00 or five percent (5%) of the aggregate amount of Allowed Unsecured Claims. Fractional shares of common stock of Imark shall not be distributed to holders of Allowed Unsecured Claims. International Advance shall receive the distribution provided under Class 1 in full satisfaction of its Allowed Unsecured Claim.

         This class is impaired.

         6.5 Class 5: The Allowed Equity Interests of Common Stockholders of Imark.

         On the Effective Date, holders of common stock of Imark shall retain their shares, which after all other distributions under the Plan shall represent five percent (5%) of the outstanding common stock of Imark. The outstanding shares will be subject to a one for ten reverse stock split effective immediately prior to distribution of common stock to holders of Class 1 and Class 4 claims.

         This class is impaired.

         6.6 Class 6: The Allowed Interests of Holders of Stock Options or Warrants for Imark's stock.

         Holders of stock options or warrants issued by Imark shall not receive any distribution or retain any property, claims or interests on account of their stock options and warrants and all such stock options and warrants shall be canceled on the Effective Date of the Plan.

         This class is impaired.

                                   ARTICLE VII
                              EXECUTION OF THE PLAN
                              ---------------------

         7.1 Funding for the Plan shall be provided by International Advance, Inc. to the extent provided for and according to the terms set forth in the Financing Agreement.

         7.2 To effectuate and carry out the provisions of the Plan, pursuant to Delaware General Corporation Law section 303 without any further action of the directors or shareholders, on the Effective Date of the Plan, the officers of Imark shall file an amendment to its certificate of incorporation as required, and the certificate of incorporation shall be deemed to be amended under Delaware General Corporation Law section 242 to provide for (i) a one for ten reverse stock split of Imark's outstanding common stock and (ii) an increase in the authorized common stock of Imark to 40,000,000 shares. In addition, all outstanding warrants and stock options for Imark's stock shall be canceled. The officers of Imark shall file such amendment with the Secretary of State, Delaware in conformance with the requirements of Delaware General Corporation Law section 303(c) and pay all fees for such filing as provided under Delaware General Corporation Law section 303(e).

         7.3 With respect to the one for ten reverse stock split, all stock certificates representing shares of common stock of the Company which are outstanding prior to the Effective Date need not be returned to the Debtor or its transfer agent, but may remain outstanding and shall automatically be deemed to represent one-tenth of the numbers of shares which they represented prior to the Effective Date. Fractional shares created by the reverse stock split shall be deemed canceled and of no value.

         7.4 To effectuate and carry out the provisions of the Plan, pursuant to Delaware General Corporation Law section 303 without any further action of the directors or shareholders, after amendment of its certificate of incorporation as provided in paragraph 7.2, the officers of Imark shall issue, or cause to be issued, sufficient shares of its common stock to make the distributions of common stock provided in the Plan to the holders of Class 1 and Class 4 claims. Fractional shares shall not be issued for distributions to holders of Class 1 or Class 4 claims.

         7.5 Upon Confirmation of the Plan, all Property of the Debtor shall vest in the Debtor free and clear of all claims and interests except as otherwise provided in the Plan.

         7.6 Upon Confirmation of the Plan by the Bankruptcy Court, the Debtor, and its successors and assigns, shall be discharged from all Claims except as otherwise provided for in the Plan.

         7.7 Notwithstanding any other terms and conditions of the Plan, Disputed Claims shall be paid only upon entry of a Final Order of allowance by the Bankruptcy Court in accordance with the terms of this Plan.

         7.8 Distributions of Cash. At the option of Debtor, any Cash payment to be made by Debtor pursuant to this Plan may be made by check drawn on a domestic bank or by wire transfer.

         7.9 Delivery of Distributions and Undeliverable Distributions. Distributions to holders of Allowed Claims shall be made at the address of each such holder as set forth on the Schedules filed with the Bankruptcy Court unless superseded by the address as set forth on the proofs of Claim filed by such holders or other writing notifying Debtor of a change of address. If any holder's distribution is returned as undeliverable, no further distributions to such holder shall be made unless and until Debtor is notified of such holder's then current address, at which time all missed distributions shall be made to such holder, without interest. All Claims for undeliverable distributions shall be made on or before, one hundred and twenty (120) days after the date such undeliverable distribution was initially made. After such date all unclaimed property shall be used to satisfy the costs of administering and fully consummating this Plan and the holder of any such Claim shall not be entitled to any other or further distribution under this Plan on account of such Claim.

         7.10 Setoffs. Debtor may, in accordance with section 553 of the Bankruptcy Code and applicable nonbankruptcy law, set off against any Allowed Claim and the distributions to be made pursuant to this Plan on account of such Claim (before any distribution is made on account of such Claim), the claims, rights and causes of action of any nature that Debtor may hold against the holder of such Allowed Claim; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim hereunder shall constitute a waiver or release by Debtor or the Debtor in Possession of any such claims, rights and causes of action that Debtor or the Debtor in Possession may possess against such holder; and provided further, however, that any claims of Debtor arising before the Date shall first be setoff against Claims against Debtor arising before the Date.

         7.11 Claims Against Employees. The Debtor has potential legal and equitable claims against various former employees for the conversion of the Debtor's property, including but not limited to source code, marketing information, computer passwords, software documentation and equipment. Notwithstanding any right to setoff under Section 553 of the Code or its right to object to any claim, the Debtor reserves any rights or claims for monetary damages and/or equitable relief which it may have against any former employees. The Debtor is presently evaluating whether it will pursue these claims in the Bankruptcy Court or other appropriate court.

         7.12 Transactions on Business Days. If the Effective Date or any other date on which a transaction may occur under this Plan shall occur on a day that is not a Business Day, the transactions contemplated by this Plan to occur on such day shall instead occur on the next succeeding Business Day.

         7.13 Minimum Distributions. If a distribution to be made to a given holder of an Allowed Claim on or after the Effective Date would be $5 or less in the aggregate, notwithstanding any contrary provision of this Plan, no such distribution will be made to such holder unless a request therefor is made in writing to Debtor. Any unclaimed distributions pursuant to Section 7.9 shall be used to satisfy the costs of administering and fully consummating this Plan. No fractional shares of common stock of Imark shall be distributed.

                                  ARTICLE VIII
                 RETENTION, ENFORCEMENT AND ADJUSTMENT OF CLAIMS
                 -----------------------------------------------

         8.1 Retention of Rights: All rights under Bankruptcy Code sections 502, 544, 545, 546, 547, 548, 549, 550, 553(b) and 724(a) are hereby preserved and retained by the Debtor (either prior to or subsequent to the Confirmation Date of this Plan) subject to the liens and security interests of International Advance as provided herein and in the Financing Agreement and the Financing Order and shall be enforced by the Debtor or shall be assigned to International Advance pursuant to its security interest under the Financing Agreement for prosecution by International Advance.

         8.2 Administrative Claims: The Debtor reserves the right to object to any applications to the Bankruptcy Court for the allowance of Administrative Claims. Except for any Administrative Claims of International Advance, any claims for administrative expenses which are not filed with the Bankruptcy Court and served upon the Office of the United States Trustee and Counsel for the Debtor within ninety (90) days of the Effective Date, subject to any extensions by the Bankruptcy Court shall be forever barred. Under the Plan and the Confirmation Order, International Advance shall have Allowed super-priority Administrative Claims and Allowed Administrative Claims to the extent and for the amounts provided in the Financing Agreement and Financing Order.

                                   ARTICLE IX
              PROCEDURES FOR RESOLVING AND TREATING DISPUTED CLAIMS
              -----------------------------------------------------

         9.1 No Distribution Pending Allowance. Notwithstanding any other provision of this Plan, no Cash or other property shall be distributed under this Plan on account of any Disputed Claim, unless and until such Claim becomes an Allowed Claim. No Cash or other property shall be distributed under this Plan on account of any Claim, whether or not allowed, in Class 4 until all Disputed Claims in Class 4 are resolved pursuant to the procedure in Article 9.2.

         9.2 Resolution of Disputed Claims. The Debtor reserves the right to object to any claim. Unless otherwise ordered by the Bankruptcy Court after notice and a hearing, Debtor shall make and file objections to Claims and shall serve a copy of each objection upon the holder of the Claim to which the objection is made within sixty (60) days after the Effective Date, subject to extension by the Bankruptcy Court. From and after the Effective Date, all objections shall be litigated to a Final Order except to the extent Debtor elects to withdraw any such objection or Debtor and the claimant elect to compromise, settle or otherwise resolve any such objection, in which event they may settle, compromise or otherwise resolve any Disputed Claim without approval of the Bankruptcy Court; provided, however, that any such compromise, settlement or other resolution of a Disputed Claim where the amount of the proposed Allowed Claim exceeds the scheduled amount of such Claim by at least $10,000 shall require the approval of the Bankruptcy Court; provided further, that, at Debtor's option, it may make a single, lump sum payment of the settlement amount to the claimant.

         9.3 Estimation. Debtor may, at any time, request that the Bankruptcy Court estimate any Disputed Claim pursuant to Bankruptcy Code section 502(c) regardless of whether Debtor has previously objected to such Claim, and the Bankruptcy Court will retain jurisdiction to estimate any Claim at any time, including during litigation concerning any objection to such Claim.

                                    ARTICLE X
                            RETENTION OF JURISDICTION
                            -------------------------

         10.1 Until this Chapter 11 Case is closed, the Bankruptcy Court shall retain jurisdiction of all matters arising under, or related to, these proceedings, including, but not limited to, jurisdiction for the following purposes:

         (a) to ensure that the purposes and intent of this Plan are carried out;

         (b) to consider any  modification  of this Plan under  Bankruptcy  Code section 1127;

         (c) to hear and determine all claims, controversies, suits and disputes against the Debtor;

         (d) to hear, determine and enforce all claims or causes of action which may exist on behalf of the Debtor or its estate;

         (e) to hear and determine all controversies, suits and disputes that may arise in connection with the interpretation or enforcement of this Plan;

         (f) to hear and determine all objections to claims, controversies, suits and disputes that may be pending at or initiated after the Effective Date of the Plan;

         (g) to enforce and interpret by injunction or otherwise the terms and conditions of this Plan;

         (h) to enter any Order, including injunctions, necessary to enforce the title, rights and powers of the Debtor and to impose such limitations, restrictions, terms and conditions of such title, rights and powers as the Bankruptcy Court may deem necessary;

         (i) to enter an Order concluding and terminating this Chapter 11 Case;

         (j) to correct any defect, cure any omission or reconcile any inconsistency in the Plan or order of Confirmation which may be necessary or helpful to carry out the purposes and intent of the Plan;

         (k) to consider and act on any such matters consistent with this Plan as may be provided in the Confirmation Order; and

         (l) to determine the allowance of any administrative claims.

                                   ARTICLE XI
                               EXECUTORY CONTRACTS
                               -------------------

         11.1 All pre-petition Executory Contracts unless specifically assumed by the Debtor prior to Confirmation, will be rejected by the Debtor in accordance with the provisions of Bankruptcy Code section 365 as of the Confirmation Date of the Plan. In the event of the rejection of any Executory Contract, the Bankruptcy Court shall (if the amount is disputed by the Debtor or a creditor) fix the dollar amount of the damages, if any, suffered by any creditor claiming rights under such Executory Contract. Such creditor's claim shall be filed not later than ten (10) days following the first date scheduled by the Bankruptcy Court for the hearing on Confirmation of the Plan, subject to any extensions by the Bankruptcy Court, or shall be forever barred. To the extent that such damages are finally determined by the Bankruptcy Court or are not disputed by the Debtor or any creditor, such creditors shall become Class 4 creditors.

                                   ARTICLE XII
                              DISCHARGE AND RELEASE
                              ---------------------

         12.1 Upon Confirmation of this Plan, the Debtor, its successors and assigns, shall be discharged of all claims and liabilities arising prior to the Confirmation of the Plan. Pursuant to section 1141(d)(1) of the Bankruptcy Code, Confirmation of the Plan shall constitute a discharge of any debt that arose prior to Confirmation and any debt of any kind specified in Bankruptcy Code sections 502(g), (h), or (i), whether or not a proof of claim based on such debt is filed or deemed filed under section 501 of the Bankruptcy Code, or such claim is allowed under section 502 of the Bankruptcy Code, or the holder of such claim has accepted the Plan.

         The Confirmation of the Plan, and the rights afforded to creditors and the holders of interests in the Debtor, under the Plan, shall be in exchange for and in complete satisfaction, discharge, and release of all Claims against the Debtor and its successors and assigns, of any nature whatsoever regardless of whether reduced to judgment, liquidated or unliquidated, contingent or noncontingent, asserted or unasserted, fixed or not, matured or unmatured, disputed or undisputed, legal or equitable, known or unknown, which arose or are deemed to have arisen on or before the Confirmation Date, including, but not limited to: (1) any interest accrued thereon from and after the Petition Date;
(2) any liability of a kind specified in Bankruptcy Code sections 502(g), 502(h), and 502(i) regardless of whether a Proof of Claim or Interest is filed or deemed filed under Bankruptcy Code section 501, or such claim or interest is allowed.

         Except as otherwise provided herein, upon the Effective Date, all such Claims and Interests against the Debtor and its successors and assigns, shall be satisfied, discharged and released in full. Except as otherwise provided herein, all creditors and interest-holders shall be precluded from asserting against the Debtor, or its successors or assigns, any other or further Claim based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date.

         Unless otherwise provided, all injunctions or stays provided for in the case pursuant to Bankruptcy Code section 362 or otherwise extant on the Confirmation Date shall become permanent and remain in full force and effect unless otherwise provided for by order of the Bankruptcy Court.



                                            IMARK TECHNOLOGIES, INC.


Dated: January 14, 1999                     By:/s/ John David Wiedemer
                                            ------------------------------------
                                            John David Wiedemer,
                                            Senior Vice President

                                   EXHIBIT B

                              LIQUIDATION ANALYSIS

Assets:

        Net Security Deposit for Lease of Real Property               $43,957.98
          $169,391.00 Initial Deposit
         -$ 89,594.74 Prepetition setoff by landlord (disputed)
         -$ 35,838.28 Postpetition Administrative Rent (60
                      days at $17,919.14 per month)

        Various trade manuals, books and periodicals                  $ 1,200.00

        Software technology, software code and related
        marketing information                                         $60,000.00

        Computers, office supplies, miscellaneous office
        equipment (reduced by S15,000.00 representing FMV of
        computers subject to security agreements in favor of
        Newcourt Capital/AT&T Capital)                                $15,000.00

        Potential claims against former employees                        Unknown

        Lease for non-residential real property                          Unknown
                                                                     -----------

        Total Assets available for payment of International
        Advance's secured claim ................................     $120,157.98


Liabilities (other than secured claims) payable before Unsecured Creditors:

        Chapter 7 Trustee Fees (estimated)
        (on disbursements of $120,000)                               $  9,250.00

        Costs of Sale                                                    Unknown

        Chapter 7 Administrative Expenses (estimated)                $ 10,000.00

        Chapter 11 Administrative Expenses (estimated)               $ 50,000.00

        Priority Tax Claims (estimated)                              $ 90,000.00

        Priority Wage Claims (estimated)                             $ 70,000.00
                                                                     -----------

        Total Liabilities (other than secured claims)
        Payable Prior to Distribution to Unsecured Creditors ...     $229,250.00